Exhibit 99.1 Investor Presentation

Disclaimer (1/3) This presentation (“Presentation”) is for informational purposes only. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Roadzen, Inc. (“Roadzen”) and Vahanna Tech Edge Acquisition Corp. (“Vahanna”) and the related transactions (the “Proposed Business Combination”) and for no other purpose. This Presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product. Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the financial risk of their investment for an indefinite period of time. Neither Roadzen nor Vahanna nor any of their respective afﬁliates, control persons, officers, directors, employees, representatives or advisors is making an offer of the Securities in any state where the offer is not permitted. This Presentation is intended solely for the purposes of familiarizing investors. To the extent the terms of any potential Proposed Business Combination are included in this Presentation, those terms are included for discussion purposes only. By participating in this Presentation, you acknowledge that you are (i) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that you will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation relates to the potential financing of a portion of the Proposed Business Combination contemplated in this Presentation through a private placement of debt and equity securities. This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Exchange Act. This Presentation contains information of Roadzen and Vahanna. This Presentation is being delivered to you solely in your capacity as a potential investor in connection with the evaluation of the Proposed Business Combination. By accepting the Presentation, each recipient of this Presentation and its directors, partners, officers, employees, attorneys, agents and representatives (each, a “recipient”) shall maintain the confidentiality of all otherwise non-public information disclosed by us, whether orally or in writing, during this Presentation or in these Presentation materials. You also agree not to distribute, disclose or use such information for any purpose, other than for the purpose of evaluating your participation in the Proposed Business Combination contemplated in this Presentation. Neither Roadzen nor Vahanna, nor any of their respective afﬁliates, control persons, officers, directors, employees, representatives or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained herein, or any other written or oral information made available in the course of an evaluation of the Proposed Business Combination. This Presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Roadzen or Vahanna and is not intended to form the basis of any investment decision in Roadzen or Vahanna, and any recipient should conduct its own independent analysis of Roadzen and Vahanna and the data contained or referred to in this Presentation. The recipient acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. Roadzen and Vahanna assume no obligation to update or keep current the information contained in this Presentation, to remove any outdated information or to expressly mark it as being outdated. This Presentation does not constitute investment, tax, accounting or legal advice or a recommendation. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and you must make your own investment decision and perform your own independent investigation and analysis of an investment in Roadzen and Vahanna and the Proposed Business Combination contemplated in this Presentation. To the fullest extent permitted by law, in no circumstances will Roadzen, Vahanna, or any of their respective equity holders, afﬁliates, representatives, partners, directors, ofﬁcers, employees, advisers, or agents be responsible or liable for any direct, indirect or consequential loss or loss of proﬁt arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Vahanna nor Roadzen has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Roadzen or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Roadzen, the Proposed Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Any data on past performance or modeling contained herein are not an indication as to future performance. None of Roadzen, Vahanna or any of their respective afﬁliates, control persons, officers, directors, employees, representatives or advisors assumes any obligation to update the information in this presentation. 2

Disclaimer (2/3) Forward Looking Statements This presentation includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial of Vahanna and Roadzen. These statements are based on the beliefs and assumptions of the management of Vahanna and Roadzen. Although Vahanna and Roadzen believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither Vahanna nor Roadzen can assure you that either will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. Forward- looking statements contained in this presentation include, but are not limited to, statements about the ability of Vahanna and Roadzen prior to the merger, and New Roadzen following the merger, to: meet the closing conditions to the merger, including approval by shareholders of Vahanna and Roadzen on the expected terms and schedule or realization of the benefits expected from the merger if it is consummated; avoid the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; obtain and maintain the listing of New Roadzen Ordinary Shares on Nasdaq following the merger; execute New Roadzen’s business strategy, including monetization of services provided and expansions in and into existing and new lines of business; anticipate the uncertainties inherent in the development of new business lines and business strategies; retain and hire necessary employees; increase brand awareness; attract, train and retain effective officers, key employees or directors; upgrade and maintain information technology systems; acquire and protect intellectual property; meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness; effectively respond to general economic and business conditions; manage intense competition and competitive pressures from other companies worldwide in the industries in which New Roadzen will operate; manage litigation and adequately protecting New Roadzen’s intellectual property rights; obtain additional capital, including use of the debt market; enhance future operating and financial results; anticipate rapid technological changes; comply with laws and regulations applicable to New Roadzen’s business, including laws and regulations related to data privacy and insurance operations; stay abreast of modified or new laws and regulations applying to New Roadzen’s business; anticipate the impact of, and response to, new accounting standards; respond to fluctuations in foreign currency exchange rates and political unrest and regulatory changes in international markets from various events; anticipate the rise in interest rates which would increase the cost of capital; anticipate the significance and timing of contractual obligations; maintain key strategic relationships with partners; respond to uncertainties associated with product and service development and market acceptance; manage to finance operations on an economically viable basis; anticipate the impact of new U.S. federal income tax laws, including the impact on deferred tax assets; successfully defend litigation; successfully deploy the proceeds from the merger; and manage other factors detailed under the section titled “Risk Factors” in the Registration Statement on Form S-4, filed with the SEC on February 14, 2023. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, in addition to those discussed under the heading “Risk Factors” in the prospectus and elsewhere in this presentation, could affect the future results of Vahanna and Roadzen prior to the merger, and New Roadzen following the merger, and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements in this presentation: any delay in closing of the merger; risks related to disruption of management’s time from ongoing business operations due to the proposed transactions; litigation, complaints, product liability claims and/or adverse publicity; the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability; privacy and data protection laws, privacy or data breaches, or the loss of data; and the impact of the COVID-19 pandemic and its effect on business, financial condition and results of operations of Roadzen. These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this presentation are more fully described under the heading “Risk Factors” in the prospectus and elsewhere in this presentation. The risks described under the heading “Risk Factors” are not exhaustive. Other sections of the prospectus describe additional factors that could adversely affect the business, financial condition or results of operations of Vahanna and Roadzen prior to the merger, and New Roadzen following the merger. New risk factors emerge from time to time, and it is not possible to predict all such risk factors, nor can Vahanna or Roadzen assess the impact of all such risk factors on the business of Vahanna and Roadzen prior to the merger, and New Roadzen following the merger, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to Vahanna or Roadzen or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. Vahanna and Roadzen prior to the merger, and New Roadzen following the merger, undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, statements of belief and similar statements reflect the beliefs and opinions of Vahanna or Roadzen, as applicable, on the relevant subject. These statements are based upon information available to Vahanna or Roadzen, as applicable, as of the date of this presentation, and while such party believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that Vahanna or Roadzen, as applicable, has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements. 3

Disclaimer (3/3) Market, ranking and industry data used throughout this presentation is based on the good faith estimates of Roadzen’s management, which in turn are based upon Roadzen’s management’s review of internal surveys, independent industry surveys and publications, including reports by third-party researchers and publicly available information. Such data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. While Roadzen is not aware of any misstatements regarding the industry data presented herein, its estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed under the heading “Risk Factors” and “Roadzen’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the prospectus. Use of Projections This Presentation contains projected financial information with respect to Roadzen. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither Vahanna’s nor Roadzen’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation or any other purpose, and accordingly, none of such independent auditors has expressed any opinion or provided any other form of assurance with respect to such projections. Non-GAAP Financial Measures Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Vahanna and Roadzen believe these non-GAAP measures of financial results provides useful information to management and investors regarding certain financial and business trends relating to Roadzen’s financial condition and results of operations. Roadzen’s management uses these non-GAAP measures for trend analysis and for budgeting and planning purposes. Other similar companies may present different non-GAAP measures or calculate similar non-GAAP measures differently. Roadzen’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required to be presented in Roadzen’s GAAP financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses are excluded in determining these non-GAAP financial measures. You should review Roadzen’s audited financial statements prepared in accordance with GAAP, which will be included in a combined registration statement and proxy statement to be filed with the SEC, as well as the reconciliations of these non-GAAP measures to the most directly comparable GAAP measure included as an appendix to this presentation and not rely on any single financial measure to evaluate our business. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Trademarks This presentation contains trademarks, service marks, trade names, and copyrights of Vahanna, Roadzen, and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names, copyrights, logos and other intellectual property in this Presentation is not intended to, and does not imply, a relationship with Roadzen or Vahanna, or an endorsement or sponsorship by or of Roadzen or Vahanna. Solely for convenience, certain third-party trademarks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that such trademarks or trade names are held by Roadzen, Vahanna, or any of their affiliates. The information contained herein is as of April 2023 and does not reflect any subsequent events. 4

Today’s Presenters Rohan Malhotra Vinode B. Ramgopal Saurav Adhikari Founder & CEO of Chairman of Vahanna LLC Chairman of Vahanna Tech Edge Roadzen (Sponsor) Acquisition I Corp. 5

Key Investment Highlights A leading global insurtech platform First insurtech going global with platforms Roadzen is building the future of & partnerships in India, US, EU/UK, ME, SEA and distribution licenses targeting a US$ 1 817bn global auto insurance market auto insurance. Scalable, high margin AI at the core Made in India for the world Accelerating organic growth through Award-winning independent AI lab Tech built in India’s low cost, high two revenue models – Insurance as a producing industry-leading models in growth market now addressing Service (IaaS) and brokerage – with no computer vision, language models large, high margin markets in US underwriting risk and limited capital and generative AI addressing and Europe requirements for growth insurance and mobility Strong M&A track record Technology led B2B2C model High Growth Attacking the core cost drivers for Targeted M&A across a fragmented Well-positioned for revenue take off insurance – operations, distribution, insurance distribution landscape ripe for and margin acceleration with blue claims – using technology to deliver consolidation, using technology as a chip client base and extensive pipeline strong fundamentals, recurring catalyst to increase sales and lower across the world revenue and attractive margins operating costs 6 1: https://www.factmr.com/report/automobile-insurance-market

Transaction Rationale Combining Vahanna’s operating and global tech expertise with Roadzen’s technology, dynamism and ambition will create a platform well positioned to transform the global auto 01 insurance market. Roadzen will benefit from an enhanced profile, disclosures and transparency as a public 02 company to become a trusted partner to large enterprise clients. Public market currency is an asset for Roadzen for future M&A opportunities and to attract 03 global talent. Transaction enables Roadzen to attract an experienced public company and advisory 04 board to support growth. The merger is expected to provide growth capital at the outset and an expanded range of 05 capital raising opportunities to accelerate Roadzen’s sales and strategic initiatives. 7

Disrupting the status quo in auto insurance With the rise of connected, electric and autonomous vehicles, insurance for mobility represents a significant transformation opportunity, projected to surpass a trillion dollars by 2030 2 3 1 1.45bn $817bn 7.1% Vehicles On Global Auto Auto-Insurance the Road Insurance Market Premium Growth (2022) (2022) (2022-2032E) 1: https://www.whichcar.com.au/news/how-many-cars-are-there-in-the-world 8 2,3: https://www.factmr.com/report/automobile-insurance-market

Illustrative Transaction Summary

Key Highlights

Valuation

- $683mm pre-money equity value
- Pro-Forma FY24E Revenue multiple of 6.4x

Capital Structure

- $257mm pro-forma cash held on the balance sheet
- Existing debt of $18.5mm

Illustrative Transaction Overview

Merger Structure at Close

($ mm)	
Pre-Money Equity Value	**683**
(+) Promote and Founder Shares	50
(+) Total Transaction Costs	21
(+) Roadzen Net Debt	2
PF Enterprise Value	**756**
(+) Net Cash[2]	239
PF Equity Value	**995**
PF Shares Outstanding	98.8

	2023	2024
Revenue	$60	$118
PF EV / Revenue	**12.7x**	**6.4x**

Pro-Forma Illustrative Ownership[1]



PIPE Investors
5.5%
SPAC Founders
5.1%
Other SPAC
Shareholders
20.3%
Roadzen
Shareholders
69.1%

Illustrative Sources & Uses

Sources of Funds	*$mm*	*%*
Available SPAC Proceeds	$207	21.5%
Existing Roadzen Cash	17	1.7%
PIPE Proceeds[3]	55	5.7%
New Stock Issued to Roadzen	683	71.0%
Total Sources of Funds	**$961**	**100.0%**

Uses of Funds	*$mm*	*%*
Cash to Roadzen Balance Sheet	$257	26.7%
Equity Roll Over	683	71.0%
Total Transaction Costs	21	2.2%
Total Uses of Funds	**$961**	**100.0%**

Source: Roadzen Management, SEC Filings; Fiscal Year Ending March 31; 1. Assumes a pre-money equity value per share of $10.00; 2. Includes illustrative industry standard scenario of available SPAC cash proceeds net of 0% redemptions from Vahanna's existing shareholders (share count assumes no exercise of out-of-the-money warrants (strike price at $11.50)) plus existing Roadzen cash of $17mm, minus existing Roadzen debt of $18.5mm, plus an illustrative $55mm PIPE, minus estimated total transaction costs of $21mm; 3. Represents illustrative $55mm PIPE investment to meet minimum cash requirement

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Vision To build the global leader at the intersection of AI, Insurance and Mobility Mission We are revolutionizing the auto insurance industry using cutting-edge technology, making it more accessible, personalized and seamless for every driver 10

Roadzen At A Glance 1 300+ 7 Locations ~39 Clients Employees Global + Remote Insurance + Automotive Top 10 Technology Company of 2022 AI Startup & AI Innovators the Year 2021 of the Year Coventry Paris Ahmedabad New York, NY New Delhi Chennai Burlingame, CA 11 1 National Automotive Club (NAC) and Global Insurance Management (GIM) - Two pending acquisitions as per the S-4. NAC is based in Burlingame, CA (USA), and GIM is based in Coventry (UK).

Auto Insurance is Roadzen makes insurance challenged simple and modern Decoupled, long purchase process Easy to buy, embedded purchase Impersonal coverage Real-time data-based coverage using telematics and augmented data Poor claims experience AI-driven approach to claims – proactive, real-time with human touchpoints Zero meaningful touchpoints Tech-enabled, proactive partnership with customers 12

An industry leading ‘Insurance as a Service’ platform providing a personalized, seamless experience from quote to claim Parametric Personalized Computer Vision Based Multi-Channel Instant Claims 1 FNOL Underwriting Distribution Loss Adjustment Settlement 13 1 First Notice of Loss

Harnessing AI to deliver a seamless auto insurance experience where premiums are dynamic and personalized, accidents are prevented, and claims are processed within minutes Industry leading AI lab with over 100 AI models deployed - computer vision, generative AI and language models - made possible by our vertically integrated AI-ops infrastructure from pipeline to deployment. Underwriting Distribution Claims Road Safety Risk Selection Customer 360 Distraction Monitoring Algorithmic Triage Accident Detection Road Object Detection Behavioral Tracking Policy Summary Claims Inspection Ongoing Touchpoints Driver Scoring Dynamic Pricing 14

Our Revenue Models Our technology powers leading insurers, IaaS Platform Sales intermediaries , fleets and vehicle manufacturers Earns a fixed fee per-vehicle, per-policy, per-claim 01 (OEMs) to make drivers safer, launch new per usage insurance products to their captives and resolve claims faster and more accurately. Our brokerage licenses allow us to embed and sell 1 auto insurance through a B2B2C partnership-led Broker/MGA Earns commission, policy admin and claims approach while providing a seamless customer 02 fees as a % of Gross Written Premium per experience from quote to claim. policy sold 1 MGA: Managing General Agent, MGAs are insurance intermediaries, but unlike retail and wholesale brokers, they are often granted binding authority from insurance partners. This means they can quote and 15 bind policies that fit within the agreed-upon risk parameters of their insurer relationships.. Gross written premium is the total direct and assumed premium written by an insurer before deductions for reinsurance and ceding commissions.

Our Sales Strategy A comprehensive suite of products across the insurance lifecycle is unique in a world of point solutions allowing clients to choose us to do more. Commercial Usage Roadside GAP Extended Driver Safety / Fleet Safety / Accident Accident Claims Auto Vehicle Based FNOL Insurance Assistance Insurance Warranty Driver Score Score Prevention Detection management Insurance Insurance Insurance Other Fleet Automotive Small and medium fleets, OEMs, dealerships, online-to- Insurers, reinsurers, agents, Auto lenders - banks, auto taxicabs, ridesharing platforms, offline car sales platforms. brokers, captive insurance finance companies, commercial and corporate fleets. and reinsurance. telematics providers, garages. 16

Established In key global markets

Platform Strategy & Offerings

India

Full-Stack Vertically Integrated AI- based InsurTech Platform

- Third largest road network in the world.[1]
- 326.3mm registered vehicles (2022).[1]
- India Motor Insurance Market registered a CAGR of 11.36% over 2012 – 2018.[2]

U.K. + EU

Global Insurance Platform Leveraging Proprietary Sales-to-Claims technology

- Europe motor insurance market accounted for $168.8mm in 2020, growing by 5.3% annually over 2020-2027.[3]
- Motor insurance is the largest line of nonlife insurance in Europe - 21.3% of total nonlife premium (2018).[4]

U.S.

Leading Commercial Auto Insurance Platform

- Largest single manufacturing enterprise in terms of total value, value added by manufacture, and number of wage earners.[5]
- 282mm registered vehicles (2021).[6]
- Automobile insurance market of $330.4bn in 2023[7], estimated to grow at a CAGR 3% through 2027.[8]

1: https://www.statista.com/statistics/664729/total-number-of-vehicles-india
2: https://www.outlookmoney.com/insurance/growing-demand-and-awareness-for-car-insurance-in-india-4051
3: https://www.researchandmarkets.com/reports/5415986/europe-motor-insurance-market-2020-2027-by-policy
4: https://mobilityforesights.com/product/motor-insurance-market/
5: https://www.britannica.com/technology/automotive-industry/The-modern-industry
6: https://www.statista.com/statistics/183505/number-of-vehicles-in-the-united-states-since-1990/
7: https://www.ibisworld.com/industry-statistics/market-size/automobile-insurance-united-states/
8: https://www.businesswire.com/news/home/20220311005381/en/United-States-Motor-Insurance-Market-2022---2027-Fintech-is-Rapidly-Transforming-the-Sector---ResearchAndMarkets.com

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Financial Highlights Highly capital efficient, with profitable contractual 01 margins Attractive recurring revenue profile driven by long- 02 term contracts Roadzen has built a solid foundation that is Secular acceleration across twin engines of growth: 03 Brokerage and IaaS poised for strong growth High organic growth with low capex, low regulatory 04 capital requirements and no underwriting risk Significant M&A opportunity to consolidate a 05 fragmented market and expand globally 18

High Growth with Recurring Revenues and Capital-Efficiency 1 Historical and Pro Forma Revenue and EBITDA ($mm) 273% 113% 118 EBITDA CHANGE PRO FORMA REVENUE CAGR (2020-2024E) (2020-2023E) 59 23 2 1.1 (3) (5) (7) 2 2 FY 21 FY 22 FY 23E FY 24E Revenue EBITDA 19 1: Roadzen's fiscal year ending March 31 of each year, and each gives pro forma effect to acquisition of GIM and NAC for the projected periods. 2: Summary Risk Factors are given on slide no 25. For detailed risk factors and assumptions please refer to the Registration Statement on Form S-4, filed by Vahanna with the SEC on February 14, 2023 (as amended from time to time).

Backed by a strong pipeline of global clients and significant inorganic growth potential M&A Process and Opportunity Sales funnel ($mm) Roadzen has a roll-up playbook integrating its AI and Insurance Automotive claims platform to lower costs, shifting operations to Targeting regional Focused on 4 out of India Global Delivery Center and integrating the global insurance markets the top 5 largest representing +70% global automotive sales team - leading to higher revenues, lower 1 global GWP markets operating costs and seamless digital customer 2 Total Pipeline experience for the end user. 27 Insurers $260 72 Automotive + Fleet In a highly fragmented auto insurance brokerage Advanced market, there exists a clear opportunity to acquire 20 Insurers companies that have low cost of insurance $160 42 Automotive + Fleet distribution (brokers, captives), are profitable and have strategic client relationships. Closed $24 3 Insurers 10 Automotive + Fleet 20 1 2 Gross Written Premium. This is ”Total Pipeline” of all stages. Before ”Advanced” the clients are in “Engaged” stage (the first stage of client contact) and that pipeline is of $76mm which includes 24 Clients (4 Insurance and 20 Automotive + Fleet)

Roadzen expects to grow faster, is global and at higher margins than peers 100% Revenue Growth FY24E 34% 31% 21% Median: 21.6% 17% Median: 18.8% 12% 6% 15.0x EV/Sales FY24E 12.9x Median: 11.7x 10.5x 8.2x Median: 8.0x 7.7x 7.5x 1 6.4x Brokerage Insurance & Telematics Technology 21 Source: S&P Capital IQ as of 5/5/2023 | FY2024E figures from 4/1/2023 to 3/31/2024, unless otherwise noted 1. Reflects Roadzen’s pro-forma enterprise value of $756mm

Experienced Management Team that Combines Expertise in AI, Mobility and Insurance Rohan Malhotra Ankur Kamboj Xavier Blanchard Shanon Duthie Nikhil Maheshwari Mohit Pasricha CEO COO CEO, EU / Insurance Head CEO, US Head of Technology CFO Vivek Shrivastava Ian Turley John Wu Manavi Persaud Sanya Soni Raghav Kansal Director Sales, Asia Director, Operations Chief of Staff Global Head of Underwriting VP, Corp. Dev. & Strategy VP, Data Science 22

The public company will be supported by a highly accomplished board with extensive technology and capital markets experience Rohan Malhotra Steve Carlson Ajay Shah Supurna VedBrat Saurav Adhikari 23

Roadzen is poised to become a global leader in auto insurance Capital Efficient and Large Addressable Market Visionary and Globally Scalable Across Mobility and Experienced Business Insurance Management Team Differentiated Business Model Powerful Technology Attractive, High Growth across technology and platform powered by AI Financial profile brokerage 24

Summary Risk Factors §History of losses – the Company anticipates increased expenses in the §Industry dynamics – changes in the automotive insurance industry, future and its rapid growth makes it difficult to evaluate future prospects including the adoption of new technologies, such as autonomous vehicles, and increases the risk that the Company will not continue to grow at or near may significantly impact results of operations historical rates §Macroeconomic conditions – broader factors impacting the principal §Client concentration – a substantial portion of revenue is derived from a industries served could adversely affect product adoption, usage, or average relatively small number of clients and the larger clients have negotiating selling prices; customers may defer or forgo purchases of automobiles in the leverage, which could impact cost of sales and harm results of operations event of weakened global economic conditions §Brand – if the Company fails to develop, maintain, and enhance its brand §International operations – sales to customers or operations outside the and reputation cost-effectively or to ensure the accuracy and completeness U.S., India and the U.K./EU may expose the Company to risks inherent in of insurance product information on its platform, the business and financial international sales condition may be adversely affected §Research & development – developing significant revenue streams derived §Growth strategy – growth rate in part depends on attracting new from current research and development efforts may take several months or customers, existing customers renewing and upgrading their contracts, and years, or may not be achieved at all the Company’s continued investment in and around the delivery of §Intellectual property – the Company’s ability to introduce and sell new innovative AI solutions and development of new use cases services depends on the development of AI solutions that are compatible with third-party hardware, software, infrastructure, and evolving insurance §Sales channels – the Company relies heavily on direct sales to sell industry standards; the Company may not be able to address or prevent automobile insurance brokerage services and therefore needs to continue to future data security breaches or the misappropriation of Company-owned expand its sales organization; sales and implementation cycles can be data lengthy and variable and could cause the Company to expend significant time and resources prior to generating revenue 25 In addition to these Summary Risk Factors, you should carefully consider the risks and uncertainties described in the Registration Statement on Form S-4, filed with the SEC on February 14, 2023 (Registration No. 333-269747) under the heading Risk Factors.

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GAAP to Adjusted EBITDA The following table reconciles our net loss reported in accordance with GAAP to Adjusted EBITDA: Nine months ended Nine months ended Year ended Year ended December 31, 2022 December 31, 2021 March 31, 2022 March 31, 2021 Net loss (9,691,963) (8,497,868) (9,806,578) (15,656,127) Adjusted for: Other (income)/expense (35,312) 37,070 104,825 (53,576) Interest expense 603,643 9,793 44,929 6,202 Fair value changes in financial instruments carried at fair 1,009,374 2,979,402 3,392,971 13,271,484 (1) value Tax (benefit)/expense (46,711) (21,693) 24,957 (1,356,764) Depreciation and amortization 1,293,803 894,406 1,370,143 1,152,988 Adjusted EBITDA (6,867,166) (4,598,890) (4,868,753) (2,635,793) 1 Fair value changes in financial instruments are considered to be financing costs as they relate to convertible notes and liability-classified preferred stock warrants previously issued in financing transactions. These 27 changes are non-cash as the Company does not have an unconditional obligation to settle the convertible notes and preferred stock warrants in cash. These changes in fair value are affected by the Company’s own share price as these are settleable/convertible into the Company’s preferred stock.